UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2019

Central Index Key Number of the issuing entity: 0001791295

Morgan Stanley Capital I Trust 2019-L3

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001089877

KeyBank National Association

Central Index Key Number of the sponsor: 0001558761

Cantor Commercial Real Estate Lending, L.P.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-227446-07	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761 4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 21, 2019 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) is expected to issue the Morgan Stanley Capital I Trust 2019-L3, Commercial Mortgage Pass-Through Certificates, Series 2019-L3 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of November 1, 2019 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Situs Holdings, LLC, as ILPT Industrial Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class J-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about November 21, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 51 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated November 8, 2019, between the Registrant and MSMCH; certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated November 8, 2019, between the Registrant and SMC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Argentic Real Estate Finance LLC (“Argentic”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated November 8, 2019, between the Registrant and Argentic; certain of the Mortgage Loans are expected to be acquired by the Registrant from KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated November 8, 2019, between the Registrant and KeyBank; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated November 8, 2019, between the Registrant and CCRE.

The assets of the Issuing Entity will include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
GNL Office and Industrial Portfolio	Exhibit 4.2	Exhibit 99.6
Parklawn Building	N/A	Exhibit 99.7
East Village Multifamily Portfolio	N/A	Exhibit 99.8
Grand Canal Shoppes	Exhibit 4.3	Exhibit 99.9
ILPT Industrial Portfolio	N/A	Exhibit 99.10
Royal Palm Place	(1)	Exhibit 99.11
Wells Fargo Place	N/A	Exhibit 99.12
Bushwick Avenue Portfolio	Exhibit 4.2	Exhibit 99.13
Osborn Triangle	Exhibit 4.4	Exhibit 99.14

American Metro Center	N/A	Exhibit 99.15
Hilton Portfolio	Exhibit 4.2	Exhibit 99.16
National Anchored Retail Portfolio	Exhibit 4.5	Exhibit 99.17

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the related controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

Wells Fargo Bank, National Association has appointed KeyBank National Association as a subservicer with respect to 6 mortgage loans, representing approximately 11.6% of the initial pool balance, pursuant to that certain primary servicing agreement, dated as of November 1, 2019 and attached hereto as Exhibit 99.18, between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer, the terms of which agreement are described under “Transaction Parties—The Other Servicers—KeyBank National Association—Summary of KeyBank Primary Servicing Agreement” in the Prospectus.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, KeyBanc Capital Markets Inc., Cantor Fitzgerald & Co. and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of November 8, 2019, between the Registrant, the Underwriters, as underwriters, and MSMCH and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, KeyBanc Capital Markets Inc., Cantor Fitzgerald & Co. and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of November 8, 2019, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 13, 2019 and filed with the Securities and Exchange Commission on November 21, 2019. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $907,564,000, on November 21, 2019. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,163,739, were approximately $962,183,852. Of the expenses paid by the Registrant, $100,000 were paid directly to affiliates of the Registrant, approximately $50,000 were in the form of fees paid to the Underwriters unaffiliated with the Registrant, approximately $125,000 were expenses paid to or for the Underwriters and $4,888,739 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $113,605,361 in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above.  The related registration statement (file no. 333-227446) was originally declared effective on October 24, 2018.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Credit Risk Retention

The fair value of the portion of the Class J-RR certificates that constitutes an “eligible horizontal residual interest” under the credit risk retention rules (the “HRR Interest”) and that will be retained by the retaining sponsor (or its majority-owned affiliate) on the Closing Date is equal to approximately $9,427,726, representing approximately 0.908% of the aggregate fair value of all ABS interests issued by the Issuing Entity (the “ABS Interests”). The aggregate fair value of all ABS Interests is approximately $1,038,396,217. The fair values referenced in the preceding two sentences are based on actual prices and final tranche sizes as of the Closing Date for all certificates (other than the Class R certificates) issued by the Issuing Entity.

Given that the aggregate certificate balance of all certificates that as of the Closing Date comprise a part of the “eligible vertical interest” and that will be retained by the retaining sponsor (or its majority-owned affiliate) on the Closing Date constitutes approximately 4.135% of the ABS Interests, the retaining sponsor is required to retain an “eligible horizontal residual interest” with a fair value as of the Closing Date of at least $8,982,127.28 (representing 0.865% of the aggregate fair value of all ABS Interests, excluding accrued interest).

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated November 4, 2019 and filed with the Securities and Exchange Commission on November 4, 2019 under the heading “Credit Risk Retention” and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair values set forth above.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of November 8, 2019, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, KeyBanc Capital Markets Inc., Cantor Fitzgerald & Co. and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated as of November 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Situs Holdings, LLC, as ILPT Industrial Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of October 1, 2019, between CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as master servicer and as a special servicer solely with respect to The Stanwix whole loan, LNR Partners, LLC, as a special servicer, Citibank, N.A., as trustee, Citibank, N.A., as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender LLC, as asset representations reviewer.
4.3	Pooling and Servicing Agreement, dated as of July 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
4.4	Trust and Servicing Agreement, dated as of June 13, 2019, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.
4.5	Pooling and Servicing Agreement, dated as of October 1, 2019, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated November 21, 2019.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated November 21, 2019 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 13, 2019.
99.1	Mortgage Loan Purchase Agreement, dated November 8, 2019, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated November 8, 2019, between Morgan Stanley Capital I Inc. and Starwood Mortgage Capital LLC.
99.3	Mortgage Loan Purchase Agreement, dated November 8, 2019, between Morgan Stanley Capital I Inc. and Argentic Real Estate Finance LLC.
99.4	Mortgage Loan Purchase Agreement, dated November 8, 2019, between Morgan Stanley Capital I Inc. and KeyBank National Association.
99.5	Mortgage Loan Purchase Agreement, dated November 8, 2019, between Morgan Stanley Capital I Inc. and Cantor Commercial Real Estate Lending, L.P.
99.6	Agreement Between Note Holders, dated as of September 12, 2019, by and between KeyBank National Association, as initial note A-1 holder, KeyBank National Association, as initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder, initial note A-7 holder and initial note A-8 holder, relating to the GNL Office and Industrial Portfolio Whole Loan.
99.7	Agreement Between Note Holders, dated as of October 24, 2019, by and between Bank of America, N.A. and KeyBank National Association, relating to the Parklawn Building Whole Loan.
99.8	Co-Lender Agreement, dated as of September 9, 2019, by and between SPREF WH III LLC, as initial note A-1 holder, SPREF WH III LLC, as initial note A-2 holder, SPREF WH III LLC, as initial note A-3 holder, SPREF WH III LLC, as initial note A-4 holder, SPREF WH III LLC, as initial note A-5 holder, and SPREF WH III LLC, as initial note A-6 holder, relating to the East Village Multifamily Portfolio Whole Loan.
99.9	Agreement Between Note Holders, dated as of July 3, 2019, between Morgan Stanley Bank, N.A., as note A-1 holder, Wells Fargo Bank, National Association, as note A-2 holder, JPMorgan Chase Bank, National Association, as note A-3 holder, Goldman Sachs Bank USA, as note A-4 holder, and CPPIB Credit Investments II Inc., as note B holder, relating to the Grand Canal Shoppes Whole Loan.
99.10	Intercreditor Agreement, dated as of November 15, 2019, by and between Morgan Stanley Bank, N.A., as note A-1 holder and note A-2 holder, Morgan Stanley Mortgage Capital Holdings LLC, as note B-1-A holder, note B-1-B holder, note B-1-C holder and note B-1-D holder, Bank of America, National Association, as note A-3 holder, note A-4 holder, note B-2-A holder, note B-2-B holder, note B-2-C holder and note B-2-D holder, and UBS AG, New York Branch, as note A-5 holder, note A-6 holder, note A-7 holder, note A-8 holder, note B-3-A holder, note B-3-B holder, note B-3-C holder and note B-3-D holder, relating to the ILPT Industrial Portfolio Whole Loan.
99.11	Agreement Between Note Holders, dated as of November 21, 2019, by and between Argentic Real Estate Finance LLC, as initial note A-1 holder, Argentic Real Estate Finance LLC, as initial note A-2 holder, Argentic Real Estate Finance LLC, as initial note A-3 holder, and Argentic Real Estate Finance LLC, as initial note A-4 holder, relating to the Royal Palm Place Whole Loan.
99.12	Co-Lender Agreement, dated as of October 25, 2019, by and between Starwood Mortgage Capital LLC, as initial note A-1 holder, Starwood Mortgage Capital LLC, as initial note A-2 holder, Starwood Mortgage Capital LLC, as initial note A-3 holder, Starwood Mortgage Capital LLC, as initial note A-4 holder, Starwood Mortgage Capital LLC, as initial note A-5 holder, Starwood Mortgage Capital LLC, as initial note A-6 holder, and Starwood Mortgage Capital LLC, as initial note A-7 holder, relating to the Wells Fargo Place Whole Loan.

99.13	Co-Lender Agreement, dated as of August 9, 2019, by and between Starwood Mortgage Capital LLC, as initial note A-1 holder, Starwood Mortgage Capital LLC, as initial note A-2 holder, Starwood Mortgage Capital LLC, as initial note A-3 holder, Starwood Mortgage Capital LLC, as initial note A-4 holder, and Starwood Mortgage Capital LLC, as initial note A-5 holder, relating to the Bushwick Avenue Portfolio Whole Loan.
99.14	Co-Lender Agreement, dated as of June 13, 2019, by and between JPMorgan Chase Bank, National Association and JPMorgan Chase Bank, National Association, relating to the Osborn Triangle Whole Loan.
99.15	Co-Lender Agreement, dated as of October 4, 2019, by and between SPREF WH III LLC, as initial note A-1 holder and SPREF WH III LLC, as initial note A-2 holder, relating to the American Metro Center Whole Loan.
99.16	Co-Lender Agreement, dated as of August 9, 2019, by and between Starwood Mortgage Capital LLC, as initial note A-1 holder, Starwood Mortgage Capital LLC, as initial note A-2 holder, and Starwood Mortgage Capital LLC, as initial note A-3 holder, relating to the Hilton Portfolio Whole Loan.
99.17	Agreement between Note Holders, dated as of October 23, 2019, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, Morgan Stanley Bank, N.A., as initial note A-3 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the National Anchored Retail Portfolio Whole Loan.
99.18	Primary Servicing Agreement, dated as of November 1, 2019, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam Title: Vice President

Dated: November 21, 2019

MSC 2019-L3 – Form 8-K